Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
10.	Income Taxes

No provision for income taxes was recorded for the years ended December 31, 2015, 2014 and 2013. The Company has incurred net operating losses for all the periods presented. The Company has not reflected any benefit of such net operating loss carryforwards in the accompanying consolidated financial statements. The Company has established a full valuation allowance against its deferred tax assets due to the uncertainty surrounding the realization of such assets.

The effective tax rate of the provision for income taxes differs from the federal statutory rate as follows:

	Year Ended December 31,
	2015	2014	2013
Federal statutory income tax rate	34.00%	34.00%	34.00%
State income taxes, net of federal benefit	6.11	6.14	6.24
Federal and state tax credits	2.54	4.30	5.83
Change in valuation allowance	(42.14)	(44.19)	(43.48)
Stock-based compensation	(0.49)	(0.23)	(2.54)
Other, net	(0.02)	(0.02)	(0.05)

	—%	—%	—%

The components of the deferred tax assets and liabilities are as follows:

	2015	2014
Deferred tax assets:
Net operating loss carryforwards	$9,030,000	$4,871,000
Tax credits	1,133,000	426,000
Depreciation and amortization	920,000	990,000
Accruals and reserves	835,000	17,000

Gross deferred tax assets	11,918,000	6,304,000
Valuation allowance	(11,918,000)	(6,304,000)

Net deferred tax assets	$—	$—

Due to the Company’s lack of earnings history, the deferred tax assets have been fully offset by a valuation allowance as of December 31, 2015 and 2014. The valuation allowance increased by $5.6 million and $669,000 during the years ended December 31, 2015and 2014, respectively.

As of December 31, 2015, the Company had approximately $22.5 million and $23.6 million, respectively, of federal and state operating loss carryforwards available to reduce future taxable income that will begin to expire in 2030 and 2028, respectively, for federal and state tax purposes.

As of December 31, 2015, the Company also had research and development tax credit carryforwards of approximately $184,522 and $309,845 for federal and state purposes available to offset future taxable income tax, respectively. If not utilized, the federal carryforwards will expire in various amounts beginning in 2028, and the state credits can be carried forward indefinitely.

As of December 31, 2015, the Company had orphan drug tax credit carryforwards of approximately $1.1 million for federal purposes available to offset future taxable income tax. If not utilized, the federal carryforwards will begin to expire in 2033.

Utilization of the net operating loss carryforwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization. An analysis to determine the limitation of the net operating loss carryforwards has not been performed.

Uncertain Tax Positions

A reconciliation of the Company’s unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013 is as follows:

	Year Ended December 31,
	2015	2014	2013
Balance at beginning of year	$99,000	$97,000	$95,000
Additions based on tax positions related to current year	259,000	2,000	2,000
Additions based on tax positions related to prior year	46,000	—	—

Balance at end of year	$404,000	$99,000	$97,000

If the $404,000 of unrecognized tax benefits is recognized, there would not be an effect on the effective tax rate. The Company does not expect the unrecognized tax benefits to change significantly over the next 12 months, which are not material in relation to the consolidated financial statements taken as a whole because all of the unrecognized tax benefits have been offset by a deferred tax asset, which has been fully reduced by a valuation allowance.

Interest and penalties are zero, and the Company’s policy is to account for interest and penalties in tax expense on the statement of operations and comprehensive loss. The Company files income tax returns in the U.S. federal and California tax jurisdictions. All periods since inception are subject to examination by U.S. federal and California tax jurisdictions.